All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                 August 27, 2001

--------------------------------------------------------------------------------
                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------
                $196,827,107 (approximate) of Senior Certificates
                   Wells Fargo Asset Securities Corp., Seller
           Wells Fargo Mortgage Backed Securities Trust Series 2001-23


--------------------------------------------------------------------------------
                           Features of the Transaction
--------------------------------------------------------------------------------

o Offering consists of approximately $196,827,107.00 of senior securities with a Certificate Interest Rate of 6.25% expected to be rated AAA by two of the three: S&P, Fitch, or Moody's.

o The expected amount of credit support for the senior certificates is 1.70% in the form of subordination with a shifting interest structure and a five year prepayment lockout.

o All collateral consists of single family, 15-year, fixed-rate residential, first mortgages originated or acquired by Wells Fargo Home Mortgage, Inc.

o Not less than 98% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.

o     The amount of senior certificates is approximate and may vary by up to 5%.


--------------------------------------------------------------------------------
                  Preliminary Mortgage Pool Data (approximate)
--------------------------------------------------------------------------------

Total Outstanding Principal Balance:                              $200,231,560
Number of Mortgage Loans:                                                  458
Average Principal Balance of the Mortgage Loans:                      $437,187
Weighted Average Annual Mortgage Interest Rate:                          6.97%
Expected Servicing Fees for the Mortgage Loans
(including Master Servicing Fee):                                       27 bps
Weighted Average Maturity:                                                 178
Weighted Average Seasoning:                                                  2
Weighted Average Original Loan-To-Value Ratio:                          62.87%
Primary Residence:                                                       95.3%
Cash-Out Refinance %:                                                    27.7%
Originated Under the Full Documentation Program:                         81.2%


Geographic Distribution:               Type of dwellings:

California            32.00%           Single-Family     89.6%
                                       Detached


--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer:                         Wells Fargo Mortgage Backed
                                Securities 2001-23 Trust

Underwriter:                    Goldman, Sachs & Co.

Seller/Servicer:                Wells Fargo Asset Securities Corp. /
                                Wells Fargo Home Mortgage, Inc. and
                                others.

Master Servicer                 Wells Fargo Bank Minnesota, National
                                Association

Trustee:                        First Union National Bank

Type of Issuance:               Public

Servicer Advancing:             Yes, subject to recoverability

Compensating Interest:          Yes, to the extent of the lesser of 1/12th
                                of 0.20% of the Pool Scheduled
                                Principal Balance for such Distribution
                                Date and the available master servicing
                                compensation, as defined in the
                                Prospectus.

Legal Investment:               The senior certificates are SMMEA
                                eligible at settlement

Interest Accrual:               Prior calendar month

Clean Up Call:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans

ERISA Eligible:                 Underwriter's exemption may apply to
                                senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment:                  Single REMIC; senior certificates are
                                regular interests

Structure:                      Senior/Subordinate; shifting interest
                                with a five year prepayment lockout to
                                junior certificates

Expected Subordination:         1.70%

Expected Rating Agencies
(Two of the Three):             Fitch IBCA, Inc. ("Fitch"),
                                Standard & Poor's ("S&P") or Moody's.

Minimum Denomination:           Senior certificates - $25,000, subject to
                                WFMBS policy.

Delivery:                       Senior certificates -- DTC

--------------------------------------------------------------------------------
                                   Time Table
--------------------------------------------------------------------------------

Expected Settlement:                                      September 26, 2001
Cut-off Date:                                              September 1, 2001
First Distribution Date:                                    October 25, 2001
Distribution Date:                                 25th or next business day


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.